EXHIBIT 32.2

Section 1350 Certification

In connection with the Quarterly Report of Bnet Media Group, Inc. (the “Company”) on Form 1Q-Q for the period ended September 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, R.Nickolas Jones, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

November 10, 2014	/s/ R. Nickolas Jones R. Nickolas Jones, Chief Financial Officer and Principal Accounting Officer